EXHIBIT 99.2
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Star Multi Care Services, Inc. (the "Company") on Form 10-Q for the period ended February 28, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Schoenberg, Director of Finance, Secretary and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report containing the financial statements for the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.


                                        By: /s/ David Schoenberg
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                                            David Schoenberg
                                            Director of Finance, Secretary and
                                            Chief Financial Officer